Contact:
--------

Dean J. Paranicas/Investor Relations - 201-847-7102
Charles A. Borgognoni/Corporate Communications - 201-847-6651

                  BD ANNOUNCES RESULTS FOR FISCAL THIRD QUARTER

Franklin Lakes, NJ (July 24, 2002) - BD (Becton, Dickinson and Company) (NYSE:
BDX) today reported quarterly revenues of $998 million for the fiscal third quarter ended June 30, 2002, an increase of 6 percent from the same period a year ago.

"We are pleased with our performance, paced by solid increases in sales of our safety-engineered products, prefillable drug delivery devices, and BD Biosciences immunology/cell biology reagents and Discovery Labware products," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "We remain on track to achieve our full-year performance objectives."

Diluted earnings per share were 44 cents for the third quarter. Included in third quarter earnings per share was a special charge of 4 cents recorded primarily in connection with the previously announced manufacturing restructuring in the BD Medical Systems segment. In addition, operating earnings included one cent of other manufacturing costs related to the restructuring that are reflected in cost of products sold. Excluding the special charge of 4 cents, diluted earnings per share would be 48 cents.

Q3 Segment Results
------------------
In the BD Medical Systems segment, worldwide revenues of $544 million increased 7 percent. Included in BD Medical Systems revenues were U.S. safety-engineered product sales of $88 million, versus $66 million in the prior year's quarter. Also contributing to the growth of the segment were sales of prefillable drug delivery devices, which grew 20 percent. The overall growth rate in the segment was offset in part by reduced sales of conventional devices in the U.S. due to the transition to safety-engineered devices and by lower Consumer Health Care sales.

Within Consumer Health Care, recording of sales of diabetes syringes in the U.S. is deferred until these products are sold by the Company's distribution channel partners to their end customers. In determining the amount of sales to be recorded each quarter, the Company relies upon independent sales and inventory data from its distribution channel partners. In the third quarter, one distribution channel partner reported that it held a higher level of inventory than it had previously reported to the Company. Accordingly, reported sales of diabetes syringes were negatively impacted by approximately $8 million. Sales by distribution channel partners to their end customers increased in line with the Company's expectations in the third quarter.

In the BD Clinical Laboratory Solutions segment, worldwide revenues increased 5 percent to $298 million. Revenue growth of 11 percent in the Preanalytical Solutions portion of the segment was attributable primarily to U.S. safety-engineered device sales, which were $57 million, versus $43 million in the prior year's quarter. These results were partly offset by reduced sales of conventional devices due, in large part, to the transition to safety-engineered devices. In addition, worldwide sales of the Diagnostic Systems portion of the segment declined by 2 percent. As discussed in the second quarter press release, U.S. distributors had stocked inventory in advance of the installation by Diagnostic Systems of a new enterprise resource planning system. This inventory stocking adversely impacted revenue growth in the third quarter.

In the BD Biosciences segment, worldwide revenues grew 3 percent to $156 million. Revenue growth was driven by strong sales of immunology/cell biology reagents (Pharmingen) and Discovery Labware products, which together represent slightly less than half of BD Biosciences' worldwide revenues. Molecular biology reagent (Clontech) revenues decreased versus the prior year's quarter due to continued weakness in some portions of the molecular biology market, largely due to an industry shift from early stage drug target identification to later stage drug development. In response to these developments, BD Biosciences has adjusted its related workforce and redirected its research and development efforts toward later stage drug development products. Softness in pharmaceutical research and development and related capital spending, coupled with the timing of certain instrument installations that are anticipated to occur in the fourth quarter, resulted in essentially flat revenues from flow cytometry instruments and reagents (Immunocytometry Systems) in the quarter.

Q3 Geographic Results
---------------------
On a geographic basis, third quarter revenues in the U.S. increased 4 percent to $532 million. Revenues outside the U.S. of $466 million grew 7 percent. At constant foreign exchange rates, revenues outside the U.S. grew 9 percent.

Nine-month Results
------------------
For the nine-month period ended June 30, 2002, reported revenues were $2.956 billion, a 7 percent increase over a year ago, or 8 percent at constant foreign exchange rates. Diluted earnings per share for the nine-month period were $1.29, or $1.35 excluding the special charges primarily relating to the manufacturing restructuring, and reflect an approximate 7 1/2 cent benefit from the adoption of Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets." For the same period in fiscal 2001, diluted earnings per share were $1.14, before the cumulative effect of an accounting change.

Restructuring and Divestitures
------------------------------
In connection with the manufacturing restructuring, the Company recorded a special charge of approximately $12 million, or 4 cents per share, in the third quarter. Included in this amount was the reversal of approximately $4 million of special charges recorded in fiscal 2000, primarily resulting from lower than anticipated employee severance. As expected, ongoing operating results in the third quarter reflect the impact of other manufacturing restructuring costs included in cost of products sold, which reduced earnings per share by approximately one cent. The Company recorded a special charge of approximately $10 million, or two cents per share, in the second quarter of fiscal 2002 associated with this restructuring program.

On April 8, 2002 the Company entered into a non-binding letter of intent with Aortech International plc ("Aortech") to sell its critical care product line. As previously indicated, several important actions must occur, including the execution of a definitive purchase agreement and the approval of Aortech's Board of Directors and shareholders, before the sale can be completed. Assuming these actions are completed, the Company would record a substantially non-cash loss on sale (pre-tax), currently estimated to be in the $35 to $40 million range.

Fiscal 2002 Outlook
-------------------
The Company continues to expect diluted earnings per share to be approximately $1.88 for fiscal 2002 and approximately 53 cents for the fourth quarter, excluding the special charges and loss on the potential sale of the Critical Care product line. The following table analyzes the estimated reported earnings per share for fiscal 2002:


-------------------------------------------------------------------------------------------------
                                  Reported     Reported    Reported     Estimated     Estimated
                                     Q1           Q2          Q3           Q4            FY02
-------------------------------------------------------------------------------------------------
Diluted EPS before                  $0.37        $0.50       $0.49        $0.54         $1.90
manufacturing
restructuring and loss on
potential sale of Critical
Care product line (A)
-------------------------------------------------------------------------------------------------
Manufacturing                         -            -        ($0.01)      ($0.01)       ($0.02)
restructuring costs (B)
-------------------------------------------------------------------------------------------------
Diluted EPS before                  $0.37        $0.50       $0.48        $0.53         $1.88
special charges and loss
on potential sale of
Critical Care product line
-------------------------------------------------------------------------------------------------
Special charges                       -         ($0.02)     ($0.04)         -          ($0.06)
-------------------------------------------------------------------------------------------------
Diluted EPS before loss             $0.37        $0.48       $0.44        $0.53         $1.82
on potential sale of (C)
Critical Care product line
-------------------------------------------------------------------------------------------------

     (A) These amounts include the previously announced favorable impact from the elimination of goodwill amortization under SFAS No. 142 of approximately $0.10 per share for the full year, or $0.025 per quarter.

     (B) Recorded to cost of products sold.

     (C) Does not include estimated loss on potential sale of Critical Care product line.

BD is a medical technology company that serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. BD manufactures and sells a broad range of medical supplies, devices, laboratory equipment and diagnostic products. For the fiscal year ended September 30, 2001, BD reported total revenues of $3.8 billion.

                                       ***

This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding the Company's performance, including future revenues, products and income, or events or developments that the Company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the Company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; the Company's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in the Company's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in health care or other governmental regulation, as well as other factors discussed in this press release and in the Company's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

                                       ***

BD's news releases can be found on its website at www.bd.com or through Business Wire at www.businesswire.com. A conference call with analysts regarding this news release will be broadcast live on BD's website at 8:30 a.m. EDT Thursday, July 25, 2002. The conference call will be available for playback on BD's website or at 1-800-945-3063 through the close of business on August 1, 2002.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                         Three Months Ended June 30,
                                        2002            2001       % Change
-----------------------------------------------------------------------------
REVENUES                           $    998,460    $    943,290          5.8

Cost of products sold                   514,071         474,891          8.3
Selling and administrative              253,857         248,709          2.1
Research and development                 53,037          53,105         (0.1)
Special charges                          11,571               -           NM
-----------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                       832,536         776,705          7.2
-----------------------------------------------------------------------------

OPERATING INCOME                        165,924         166,585         (0.4)

Interest expense, net                    (8,678)        (13,155)       (34.0)
Other income (expense), net               1,313            (367)          NM
-----------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                       158,559         153,063          3.6

Income tax provision                     38,834          34,934         11.2
-----------------------------------------------------------------------------

NET INCOME                         $    119,725    $    118,129          1.4
-----------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                         $       0.46    $       0.46            -
     Diluted                       $       0.44    $       0.44            -
-----------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              258,067         258,086
     Diluted                            269,011         269,653
-----------------------------------------------------------------------------

NM - Not Meaningful

See page 3 for Notes to Consolidated Income Statements.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                         Nine Months Ended June 30,
                                        2002            2001       % Change
-----------------------------------------------------------------------------
REVENUES                           $  2,956,377    $  2,758,657          7.2

Cost of products sold                 1,536,966       1,415,547          8.6
Selling and administrative              749,811         725,913          3.3
Research and development                164,588         160,329          2.7
Special charges                          21,508               -           NM
-----------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                     2,472,873       2,301,789          7.4
-----------------------------------------------------------------------------

OPERATING INCOME                        483,504         456,868          5.8

Interest expense, net                   (27,088)        (47,717)       (43.2)
Other income (expense), net                 189          (5,626)          NM
-----------------------------------------------------------------------------

INCOME BEFORE
        INCOME TAXES                    456,605         403,525         13.2

Income tax provision                    108,019          97,533         10.8
-----------------------------------------------------------------------------

INCOME BEFORE
  CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING
  PRINCIPLE, NET OF TAX                 348,586         305,992         13.9

Cumulative effect, net of tax                 -         (36,750)          NM
-----------------------------------------------------------------------------

NET INCOME                         $    348,586    $    269,242           NM
-----------------------------------------------------------------------------

BASIC EARNINGS PER SHARE

Before Cumulative Effect           $       1.34    $       1.18         13.6
Cumulative Effect                             -           (0.14)          NM
-----------------------------------------------------------------------------

Basic Earnings Per Share           $       1.34    $       1.04           NM
-----------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE

Before Cumulative Effect           $       1.29    $       1.14         13.2
Cumulative Effect                             -           (0.14)          NM
-----------------------------------------------------------------------------

Diluted Earnings Per Share         $       1.29    $       1.00           NM
-----------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              258,568         256,513
     Diluted                            269,734         268,357
-----------------------------------------------------------------------------

NM - Not Meaningful

See page 3 for Notes to Consolidated Income Statements.

BECTON DICKINSON AND COMPANY
NOTES TO CONSOLIDATED INCOME STATEMENTS
Nine Months Ended June 30, 2002


Fiscal 2002 revenues included hedging costs of approximately $3.1 million for the third quarter and $7.0 million for the nine months, compared with $0.4 million and $8.6 million, respectively, in fiscal 2001. These costs related to BD's purchased option contracts to hedge a portion of its anticipated sales from the United States to non-U.S. customers. Hedging costs of approximately $8.1 million for the first six months of fiscal 2001 were recorded in Other Expense under previous accounting guidance. This amount has been reclassed to revenues. Also included in revenues were gains on purchased option and forward contracts recorded in revenues in fiscal 2002 of approximately
$1.3 million for the third quarter and $4.4 million for the nine months compared with $4.0 million and $8.1 million, respectively, in fiscal 2001.


BD adopted the provisions of Securities and Exchange Commission Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements," (SAB 101) in the fourth quarter of fiscal 2001,retroactive to October 1, 2000. Prior year amounts have been restated to reflect this adoption. A complete discussion of this accounting change can be found in BD's 2001 annual report on Form 10-K.


Effective October 1, 2001, BD adopted the provisions of SFAS No. 142, "Goodwill and Other Intangible Assets," which, among other things, eliminates the requirement to amortize goodwill and certain other intangible assets. The Company currently estimates the full year impact to earnings per share to be approximately 10 cents or 2.5 cents per quarter.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

                                         Three Months Ended June 30,
                                        2002            2001       % Change
                                 --------------------------------------------
BD MEDICAL SYSTEMS
   United States                   $    272,020    $    255,434          6.5
   International                        272,156         251,984          8.0
-----------------------------------------------------------------------------
TOTAL                              $    544,176    $    507,418          7.2
-----------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   United States                   $    174,976    $    168,757          3.7
   International                        123,054         115,659          6.4
-----------------------------------------------------------------------------
TOTAL                              $    298,030    $    284,416          4.8
-----------------------------------------------------------------------------

BD BIOSCIENCES
   United States                   $     85,083    $     84,980          0.1
   International                         71,171          66,476          7.1
-----------------------------------------------------------------------------
TOTAL                              $    156,254    $    151,456          3.2
-----------------------------------------------------------------------------

TOTAL REVENUES
   United States                   $    532,079    $    509,171          4.5
   International                        466,381         434,119          7.4
-----------------------------------------------------------------------------
TOTAL                              $    998,460    $    943,290          5.8
-----------------------------------------------------------------------------

                                          Nine Months Ended June 30,
                                        2002            2001       % Change
                                 --------------------------------------------
BD MEDICAL SYSTEMS
   United States                   $    791,995    $    725,949          9.1
   International                        785,595         741,382          6.0
-----------------------------------------------------------------------------
TOTAL                              $  1,577,590    $  1,467,331          7.5
-----------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   United States                   $    540,866    $    504,161          7.3
   International                        369,570         352,331          4.9
-----------------------------------------------------------------------------
TOTAL                              $    910,436    $    856,492          6.3
-----------------------------------------------------------------------------

BD BIOSCIENCES
   United States                   $    250,279    $    241,164          3.8
   International                        218,072         193,670         12.6
-----------------------------------------------------------------------------
TOTAL                              $    468,351    $    434,834          7.7
-----------------------------------------------------------------------------

TOTAL REVENUES
   United States                   $  1,583,140    $  1,471,274          7.6
   International                      1,373,237       1,287,383          6.7
-----------------------------------------------------------------------------
TOTAL                              $  2,956,377    $  2,758,657          7.2
-----------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended June 30,
(Unaudited; Amounts in thousands)

                                                 United States
                                 --------------------------------------------
                                        2002            2001       % Change
                                 --------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                $    178,631    $    159,871         11.7
   Consumer Health Care                  66,676          72,832         (8.5)
   Pharmaceutical Systems                19,909          15,772         26.2
   Ophthalmic Systems                     6,804           6,959         (2.2)
-----------------------------------------------------------------------------
TOTAL                              $    272,020    $    255,434          6.5
-----------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions         $     97,306    $     86,896         12.0
   Diagnostic Systems                    77,670          81,861         (5.1)
-----------------------------------------------------------------------------
TOTAL                              $    174,976    $    168,757          3.7
-----------------------------------------------------------------------------

BD BIOSCIENCES
 Discovery Labware                 $     26,643    $     25,304          5.3
 Immunocytometry & Reagents:
   Flow Cytometry Instruments
     & Reagents                          27,668          29,379         (5.8)
   Molecular Biology Reagents            13,617          15,415        (11.7)
   Immunology/Cell Biology
     Reagents                            17,155          14,882         15.3
-----------------------------------------------------------------------------
 Total Immunocytometry & Reagents        58,440          59,676         (2.1)
-----------------------------------------------------------------------------
TOTAL                              $     85,083    $     84,980          0.1
-----------------------------------------------------------------------------

TOTAL UNITED STATES                $    532,079    $    509,171          4.5
-----------------------------------------------------------------------------

                                                International
                                 --------------------------------------------
                                        2002            2001       % Change
                                 --------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                $    148,457    $    141,077          5.2
   Consumer Health Care                  45,361          45,106          0.6
   Pharmaceutical Systems                71,210          59,863         19.0
   Ophthalmic Systems                     7,128           5,938         20.0
-----------------------------------------------------------------------------
TOTAL                              $    272,156    $    251,984          8.0
-----------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions         $     65,551    $     59,514         10.1
   Diagnostic Systems                    57,503          56,145          2.4
-----------------------------------------------------------------------------
TOTAL                              $    123,054    $    115,659          6.4
-----------------------------------------------------------------------------

BD BIOSCIENCES
 Discovery Labware                 $     16,993    $     15,189         11.9
 Immunocytometry & Reagents:
   Flow Cytometry Instruments
     & Reagents                          38,659          37,417          3.3
   Molecular Biology Reagents             4,591           4,449          3.2
   Immunology/Cell Biology
     Reagents                            10,928           9,421         16.0
-----------------------------------------------------------------------------
 Total Immunocytometry & Reagents        54,178          51,287          5.6
-----------------------------------------------------------------------------
TOTAL                              $     71,171    $     66,476          7.1
-----------------------------------------------------------------------------

TOTAL INTERNATIONAL                $    466,381    $    434,119          7.4
-----------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

                                                    Total
                                 --------------------------------------------
                                        2002            2001       % Change
                                 --------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                $    327,088    $    300,948          8.7
   Consumer Health Care                 112,037         117,938         (5.0)
   Pharmaceutical Systems                91,119          75,635         20.5
   Ophthalmic Systems                    13,932          12,897          8.0
-----------------------------------------------------------------------------
TOTAL                              $    544,176    $    507,418          7.2
-----------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions         $    162,857    $    146,410         11.2
   Diagnostic Systems                   135,173         138,006         (2.1)
-----------------------------------------------------------------------------
TOTAL                              $    298,030    $    284,416          4.8
-----------------------------------------------------------------------------

BD BIOSCIENCES
 Discovery Labware                 $     43,636    $     40,493          7.8
 Immunocytometry & Reagents:
   Flow Cytometry Instruments
     & Reagents                          66,327          66,796         (0.7)
   Molecular Biology Reagents            18,208          19,864         (8.3)
   Immunology/Cell Biology
     Reagents                            28,083          24,303         15.6
-----------------------------------------------------------------------------
 Total Immunocytometry & Reagents       112,618         110,963          1.5
-----------------------------------------------------------------------------
TOTAL                              $    156,254    $    151,456          3.2
-----------------------------------------------------------------------------

TOTAL REVENUES                     $    998,460    $    943,290          5.8
-----------------------------------------------------------------------------

                                      FX Neutral % Growth
                                 -------------------------------
                                  International       Total
                                 --------------- ---------------
BD MEDICAL SYSTEMS
   Medical Surgical                         5.9             9.0
   Consumer Health Care                     1.7            (4.6)
   Pharmaceutical Systems                  18.4            20.0
   Ophthalmic Systems                      22.2             9.0
----------------------------------------------------------------
TOTAL                                       8.5             7.5
----------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                 10.7            11.5
   Diagnostic Systems                       5.3            (0.9)
----------------------------------------------------------------
TOTAL                                       8.1             5.5
----------------------------------------------------------------

BD BIOSCIENCES
 Discovery Labware                         15.4             9.1
 Immunocytometry & Reagents:
   Flow Cytometry Instruments
     & Reagents                             6.1             0.8
   Molecular Biology Reagents               1.7            (8.7)
   Immunology/Cell Biology
     Reagents                              15.5            15.4
----------------------------------------------------------------
 Total Immunocytometry & Reagents           7.4             2.3
----------------------------------------------------------------
TOTAL                                       9.2             4.1
----------------------------------------------------------------

TOTAL                                       8.5             6.3
----------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Nine Months Ended June 30,
(Unaudited; Amounts in thousands)

                                                United States
                                 --------------------------------------------
                                         2002            2001       % Change
                                 --------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                $    521,253    $    452,076         15.3
   Consumer Health Care                 200,348         214,022         (6.4)
   Pharmaceutical Systems                50,827          38,464         32.1
   Ophthalmic Systems                    19,567          21,387         (8.5)
-----------------------------------------------------------------------------
TOTAL                              $    791,995    $    725,949          9.1
-----------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions         $    277,118    $    249,965         10.9
   Diagnostic Systems                   263,748         254,196          3.8
-----------------------------------------------------------------------------
TOTAL                              $    540,866    $    504,161          7.3
-----------------------------------------------------------------------------

BD BIOSCIENCES
 Discovery Labware                 $     72,545    $     66,969          8.3
 Immunocytometry & Reagents:
   Flow Cytometry Instruments
     & Reagents                          88,078          86,345          2.0
   Molecular Biology Reagents            41,243          45,409         (9.2)
   Immunology/Cell Biology
     Reagents                            48,413          42,441         14.1
-----------------------------------------------------------------------------
 Total Immunocytometry & Reagents       177,734         174,195          2.0
-----------------------------------------------------------------------------
TOTAL                              $    250,279    $    241,164          3.8
-----------------------------------------------------------------------------

TOTAL UNITED STATES                $  1,583,140    $  1,471,274          7.6
-----------------------------------------------------------------------------

                                                International
                                 --------------------------------------------
                                       2002            2001        % Change
                                 --------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                $    438,598    $    421,410          4.1
   Consumer Health Care                 136,800         140,707         (2.8)
   Pharmaceutical Systems               190,776         162,403         17.5
   Ophthalmic Systems                    19,421          16,862         15.2
-----------------------------------------------------------------------------
TOTAL                              $    785,595    $    741,382          6.0
-----------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions         $    188,802    $    178,223          5.9
   Diagnostic Systems                   180,768         174,108          3.8
-----------------------------------------------------------------------------
TOTAL                              $    369,570    $    352,331          4.9
-----------------------------------------------------------------------------

BD BIOSCIENCES
 Discovery Labware                 $     49,566    $     45,124          9.8
 Immunocytometry & Reagents:
   Flow Cytometry Instruments
     & Reagents                         123,604         107,684         14.8
   Molecular Biology Reagents            13,424          13,518         (0.7)
   Immunology/Cell Biology
     Reagents                            31,478          27,344         15.1
-----------------------------------------------------------------------------
 Total Immunocytometry & Reagents       168,506         148,546         13.4
-----------------------------------------------------------------------------
TOTAL                              $    218,072    $    193,670         12.6
-----------------------------------------------------------------------------

TOTAL INTERNATIONAL                $  1,373,237    $  1,287,383          6.7
-----------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Nine Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

                                                     Total
                                 --------------------------------------------
                                        2002             2001       % Change
                                 --------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                $    959,851    $    873,486          9.9
   Consumer Health Care                 337,148         354,729         (5.0)
   Pharmaceutical Systems               241,603         200,867         20.3
   Ophthalmic Systems                    38,988          38,249          1.9
-----------------------------------------------------------------------------
TOTAL                              $  1,577,590    $  1,467,331          7.5
-----------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions         $    465,920    $    428,188          8.8
   Diagnostic Systems                   444,516         428,304          3.8
-----------------------------------------------------------------------------
TOTAL                              $    910,436    $    856,492          6.3
-----------------------------------------------------------------------------

BD BIOSCIENCES
 Discovery Labware                 $    122,111    $    112,093          8.9
 Immunocytometry & Reagents:
   Flow Cytometry Instruments
     & Reagents                         211,682         194,029          9.1
   Molecular Biology Reagents            54,667          58,927         (7.2)
   Immunology/Cell Biology
     Reagents                            79,891          69,785         14.5
-----------------------------------------------------------------------------
 Total Immunocytometry & Reagents       346,240         322,741          7.3
-----------------------------------------------------------------------------
TOTAL                              $    468,351    $    434,834          7.7
-----------------------------------------------------------------------------

TOTAL REVENUES                     $  2,956,377    $  2,758,657          7.2
-----------------------------------------------------------------------------

                                      FX Neutral % Growth
                                 -------------------------------
                                  International       Total
                                 --------------- ---------------
BD MEDICAL SYSTEMS
   Medical Surgical                         7.2            11.4
   Consumer Health Care                    (0.3)           (4.0)
   Pharmaceutical Systems                  18.5            21.1
   Ophthalmic Systems                      17.5             2.9
----------------------------------------------------------------
TOTAL                                       8.5             8.8
----------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                  7.8             9.6
   Diagnostic Systems                       7.3             5.2
----------------------------------------------------------------
TOTAL                                       7.5             7.4
----------------------------------------------------------------

BD BIOSCIENCES
 Discovery Labware                         14.1            10.7
 Immunocytometry & Reagents:
   Flow Cytometry Instruments
     & Reagents                            17.8            10.8
   Molecular Biology Reagents              (0.7)           (7.2)
   Immunology/Cell Biology
     Reagents                              17.1            15.2
----------------------------------------------------------------
 Total Immunocytometry & Reagents          16.0             8.5
----------------------------------------------------------------
TOTAL                                      15.6             9.0
----------------------------------------------------------------

TOTAL                                       9.3             8.4
----------------------------------------------------------------

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